                                                                   Exhibit 10.12

                             STOCKHOLDERS AGREEMENT

        This STOCKHOLDERS AGREEMENT (this "Agreement") is entered into and effective as of July 16, 1997 among WGL Holdings, Inc., a Delaware corporation (the "Company"), DLJ Merchant Banking Partners II, L.P., a Delaware limited partnership ("DLJ Partners II"), DLJMB Funding II, Inc., a Delaware corporation ("DLJ Funding II"), DLJ Merchant Banking Partners II-A, L.P., a Delaware limited partnership ("DLJ Partners II-A"), DLJ Diversified Partners, L.P., a Delaware limited partnership ("Diversified Partners"), DLJ Diversified Partners-A, L.P., a Delaware limited partnership ("Diversified Partners-A"), DLJ Millennium Partners, L.P., a Delaware limited partnership ("Millennium Partners"), DLJ First ESC L.L.C., a Delaware limited liability company ("First ESC"), DLJ Offshore Partners II, C.V., a Netherlands Antilles limited partnership ("Offshore Partners II"), DLJ EAB Partners, L.P., a Delaware limited partnership ("EAB Partners"), UK Investment Plan 1997 Partners, a Delaware partnership ("UK Partners"), and the former holders of capital stock of Wilson Greatbatch Ltd., a New York corporation ("WGL"), listed on SCHEDULE I hereto (the "Individual Holders"), and each other holder of record of Common Shares (as defined below) who may hereafter duly and properly execute a separate agreement to be bound by the terms hereof (each DLJ Party (as hereinafter defined), the Individual Holders, and each other Person (as defined below) that hereafter may become a party hereto as contemplated hereby being hereinafter referred to individually as a "Party" and collectively as the "Parties").

                                    RECITALS

        1. The Company has authorized 100,000,000 shares of common stock, $.001 par value per share (the "Common Shares").

        2. Prior to the date hereof, DLJ, the Company, WGL and the Individual Holders have consummated the transactions contemplated by that certain Stock Purchase Agreement, dated as of June 19, 1997 (the "Purchase Agreement"), pursuant to which the Company acquired 100% of the Capital Shares of WGL.

        3. In connection with the Purchase Agreement, the parties hereto are entering into this Agreement in order to define certain rights and obligations of such parties.

        NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    AGREEMENT

                                    ARTICLE I

                               GENERAL PROVISIONS;
                         REPRESENTATIONS AND WARRANTIES

        1.1 CERTAIN TERMS. In addition to the terms defined elsewhere herein, when used herein the following terms shall have the meanings indicated:

        "Adverse Person" means (i) any Persons that are competitors of the Company, directly involved in the business of designing, developing, manufacturing, marketing, selling or distributing of implantable power sources, implantable medical devices, lithium batteries, silver vanadium oxide batteries, microvasive surgical instruments and close-tolerance medical and aerospace miniature components intended for commercial distribution, including (without limitation) pacemakers, cardioverter-defibrillators and capacitors for defibrillator applications, (ii) any Persons that are present or former customers of the Company and (iii) any other Persons the Board of Directors reasonably designates as such from time to time.

        "Affiliate" means, with respect to any Person, any Person controlling, controlled by, or under common control with such Person. For the purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

        With respect to any Common Shares, "beneficial" ownership or "beneficially" owned shall have the same meaning as in Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

        "Board of Directors" means the board of directors of the Company.

        "Capital Shares" means any and all shares, interests, participations or other equivalents (however designated) of capital shares of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), and any and all warrants, options or other rights to purchase or acquire any of the foregoing.

        "Common Share Equivalents" means (without duplication with any other Common Shares or Common Share Equivalents) rights, warrants, options, convertible securities, or exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Shares or securities convertible or exchangeable into Common Shares, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

        "DLJ" means all of the DLJ Parties, collectively.

        "DLJ Party" means any of DLJ Partners II, DLJ Funding II, DLJ Partners II-A, Diversified Partners, Diversified Partners-A, Millennium Partners, First ESC, Offshore Partners II, EAB Partners or UK Partners.

        "DLJSC" means Donaldson, Lufkin & Jenrette Securities Corporation or any successor thereto.

        "Fully-Diluted Common Shares" means, at any time, the then outstanding Common Shares of the Company plus (without duplication) all Common Shares issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then-outstanding Common Share Equivalents.

        "Permitted Individual Holder Transferee" means (i) any trust, limited partnership or other comparable entity established for the benefit of an Individual Holder, the spouse and/or one or more of the lineal descendants of any Individual Holder which is controlled by such Individual Holder or (ii) the spouse, parent, brother, sister and/or one or more of the lineal descendants, step-children, brothers-in-law and/or sisters-in-law of any Individual Holder.

        "Permitted Transferee" means in the case of any DLJ Party, (A) any other DLJ Party, (B) any corporation, partnership or other entity which is an Affiliate of any DLJ Party (collectively, the "DLJ Affiliates"), (C) any managing director, general partner, director, limited partner, officer or employee of any DLJ Party or any DLJ Affiliate, or the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the foregoing Persons referred to in this clause (C) (collectively, "DLJ Associates"), (D) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the shareholders, members or general or limited partners of which, include only one or more DLJ Parties, DLJ Affiliates, DLJ Associates, their spouses or their lineal descendants and (E) a voting trustee for one or more DLJ Parties or for one or more DLJ Affiliates or DLJ Associates under the terms of a voting trust.

        "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof.

        "Qualified IPO" means a consummated initial public offering of Common Shares which is underwritten on a firm commitment basis by a nationally-recognized investment banking firm.

        "Registrable Securities" means the Common Shares and any Common Shares which are issuable upon the exercise of any right, including pursuant to any option, warrant or security convertible into Common Shares or similar right and any other securities issued or issuable with respect to such Shares by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; PROVIDED, that any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the SEC and it has been disposed of pursuant to such effective registration statement, (b) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or it is eligible for sale under such Rule 144 without respect to any volume limitations or (c) (i) it has been otherwise transferred and (ii) the Company has delivered a new certificate or other evidence of ownership for it not bearing the legend required pursuant to Section
7.5 of this Agreement and (iii) it may be resold without subsequent registration under the Securities Act.

        "SEC" means the Securities and Exchange Commission or any successor governmental agency.

        "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

        "Selling Holder" means a holder of Registrable Securities who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

        "Subsidiary" means (i) any corporation or other entity a majority of the Capital Shares of which having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is at the time owned, directly or indirectly, with power to vote, by the Company or any direct or indirect Subsidiary of the Company or (ii) a partnership in which the Company or any direct or indirect Subsidiary is a general partner.

        "Underwriter" means a securities dealer which purchases any Common Shares as principal and not as part of such dealer's market-making activities.

         1.2      REPRESENTATIONS AND WARRANTIES.

                  (a) Each Individual Holder (as to itself only) hereby represents and warrants to the Company and the other Parties that:

                           (i) it has full power and authority to execute,
                  deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action;

                           (ii) this Agreement has been duly and validly
                  executed and delivered by such Party and constitutes the binding obligation of such Party enforceable against such Party in accordance with its terms; and

                           (iii) the execution, delivery and performance by such
                  Party of this Agreement and the consummation by such Party of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (A) violate any provision of law, statute, rule or regulation to which it is subject, (B) violate any order, judgment, or decree applicable to it or (C) conflict with, or result in a breach or default under, any term or condition of any agreement or other instrument to which such Party is a party or by which such Party is bound.

                  (b) The Company hereby represents and warrants to each Party that:

                           (i) it is a corporation duly organized, validly
                  existing and in good standing under the laws of the State of Delaware, it has full corporate power and authority under its certificate of incorporation to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action;

                           (ii) this Agreement has been duly and validly
                  executed and delivered by the Company and constitutes the binding obligation thereof enforceable against the Company in accordance with its terms; and

                           (iii) the execution, delivery and performance by the
                  Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (A) violate any provision of law, statute, rule or regulation to which the Company is subject, (B) violate any order, judgment or decree applicable to the Company or (C) conflict with, or result in a breach or default under, any term or condition of its certificate of incorporation or by-laws or any agreement or other instrument to which the Company is a party or by which it is bound.

                  (c) Each DLJ Party (as to itself only) hereby represents and warrants to the Company and the other Parties that:

                           (i) it is duly organized, validly existing and in
                  good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, it has full power and authority under its certificate of incorporation or other such organizational document(s) to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action;

                           (ii) this Agreement has been duly and validly
                  executed and delivered by such DLJ Party and constitutes the binding obligation thereof enforceable against such DLJ Party in accordance with its terms; and

                           (iii) the execution, delivery and performance by such
                  DLJ Party of this Agreement and the consummation by such DLJ Party of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both,
                  (A) violate any provision of law, statute, rule or regulation to which such DLJ Party is subject, (B) violate any order, judgment or decree applicable to such DLJ Party or (C) conflict with, or result in a breach or default under, any term or condition of its certificate of incorporation or by-laws (or such other comparable organizational and governing document(s), as the case may be) or any agreement or other instrument to which such DLJ Party is a party or by which it is bound.

                                   ARTICLE II

                           MANAGEMENT OF THE COMPANY;
                            ACTIVITIES OF THE PARTIES

        2.1 BOARD OF DIRECTORS. The Parties and the Company shall take all action within their respective power, including, but not limited to, the voting of Capital Shares of the Company (to the extent that any such Person holds Capital Shares of the Company entitled to vote thereon), required to cause the Board of Directors to at all times consist of seven (7) directors (or such greater number as the DLJ Parties shall select), one of whom shall be the Chief Executive Officer of the Company.

        2.2 ELECTION OF DIRECTOR DESIGNATED BY INDIVIDUAL HOLDERS. So long as the Individual Holders collectively own beneficially in the aggregate at least three percent (3%) of the Fully-Diluted Common Shares, DLJ and each Permitted Transferee (if any) shall take all action within its power, including, but not limited to, the voting of Capital Shares of the Company (to the extent that any such Person holds Capital Shares of the Company entitled to vote thereon), required to cause the Board of Directors to include either (a) Lawrence A. Maciariello or (b) with the consent of DLJ Partners II (which consent shall not be unreasonably withheld), one director designated by the Individual Holders and Permitted Individual Holder Transferees (if any) then owning beneficially a majority of the aggregate Fully-Diluted Common Shares then held by all Individual Holders and Permitted Individual Holder Transferees (if any).

        2.3 ELECTION OF DIRECTORS DESIGNATED BY DLJ PARTNERS II. Each Individual Holder and each Permitted Individual Holder Transferee (if any) shall take all action within its power, including, but not limited to, the voting of Capital Shares of the Company (to the extent that any such Person holds Capital Shares of the Company entitled to vote thereon), required to cause the Board of Directors to include a number of directors designated by DLJ Partners II, or its successor in interest, equal to up to (i) one less than the maximum number of directors then comprising the Board of Directors so long as Section 2.2 hereof remains in effect or (ii) the maximum number of directors then comprising the Board of Directors if DLJ and its Permitted Transferees are not required to vote its Capital Shares in favor of a director designated by the Individual Holders pursuant to Section 2.2 hereof.

        2.4 REPLACEMENT OF DESIGNATED DIRECTORS. In the event that any director (a "Withdrawing Director") designated in the manner set forth in Section 2.2 or
2.3 is unable to serve, or once having commenced to serve, is removed or withdraws from the Board of Directors, such Withdrawing Director's replacement (the "Substitute Director") on the Board of Directors (and, if applicable, any executive or similar committee thereof) shall be designated in accordance with
Section 2.2 or 2.3, as applicable. The Company and each of the Parties agrees to take all action within its power, including, but not limited to, (i) the voting of Capital Shares of the Company (to the extent that any such Person holds Capital Shares of the Company entitled to vote thereon) to cause the election of such Substitute Director as soon as practicable following his or her designation and (ii) the instructing of any director it had previously designated to serve as a member of the Board of Directors, as the first order of business at the first meeting thereof after such Substitute Director has been so designated, to vote to seat such designated Substitute Director as a director in place of the Withdrawing Director.

                                   ARTICLE III

                             TRANSFER OF SECURITIES

        3.1 TRANSFER OF SHARES. No Party, Permitted Transferee or Permitted Individual Holder Transferee (other than a DLJ Party) may transfer any Capital Shares prior to the earlier to occur of (a) a Qualified IPO and (b) the fifth anniversary of the date of this Agreement (the "Fifth Anniversary"), except as contemplated by Sections 3.2, 3.3, 3.7 or 3.8 hereof or pursuant to an offering of equity securities registered under the Securities Act by the Company (except that the Company shall be under no obligation to register any Capital Shares then held by the Individual Holders in connection with any such registered offering), except to the extent required under Article IV; PROVIDED, HOWEVER, that in the event the Fifth Anniversary occurs before a Qualified IPO, no Party that is not a DLJ Party may transfer any Common Shares or Common Share Equivalents to any Adverse Person prior to a Qualified IPO.

         3.2      RIGHT OF PARTICIPATION.

                  (a) If one or more DLJ Parties and/or Permitted Transferees (if any) propose to sell Common Shares or Common Share Equivalents for value (such DLJ Parties and any such Permitted Transferees being referred to herein as a "Transferor") in one transaction or a series of related transactions, but excluding (a) a sale which is pursuant to a Qualified IPO, (b) a sale or sales which are effected by one or more DLJ Parties and/or any Permitted Transferee(s), in a single transaction or series of related transactions, and which do not involve more than 25% of the Fully-Diluted Common Shares and (c) any sale in which all of the Parties agree to participate, then such Transferor shall offer (the "Participation Offer") to include in the proposed sale a number of Common Shares or Common Shares represented by Common Share Equivalents designated by any of the Parties, not to exceed, in respect of any such Party, the number of Common Shares equal to the product of (i) the aggregate number of Common Shares or Common Shares represented by

Common Share Equivalents to be sold to the proposed transferee and (ii) a fraction, the numerator of which is equal to the number of Fully- Diluted Common Shares held by such Party and the denominator of which is equal to the number of Fully-Diluted Common Shares. The Transferor shall give written notice to each Party of the Participation Offer (the "Transferor's Notice") at least 20 days prior to the proposed sale. The Transferor's Notice shall specify the proposed transferee, the number of Common Shares or Common Shares represented by Common Share Equivalents and, if applicable, the class or classes of Common Shares to be sold to such transferee, the amount and type of consideration to be received therefor, and the place and date on which the sale is to be consummated. Each Party who wishes to include Common Shares or Common Share Equivalents in the proposed sale in accordance with the terms of this Section 3.2 shall so notify the Transferor not more than 20 days after the date of the Transferor's Notice. The Participation Offer shall be conditioned upon the Transferor's sale of Common Shares or Common Share Equivalents pursuant to the transactions contemplated in the Transferor's Notice with the transferee named therein. If any Party accepts the Participation Offer, the Transferor shall reduce to the extent necessary the number of Common Shares or Common Share Equivalents it otherwise would have sold in the proposed sale so as to permit other Parties who have accepted the Participation Offer to sell the number of Common Shares or Common Share Equivalents that they are entitled to sell under this Section 3.2, and the Transferor and such other Party or Parties shall sell the number of Common Shares or Common Share Equivalents specified in the Participation Offer to the proposed transferee in accordance with the terms of such sale set forth in the Transferor's Notice. Notwithstanding anything in the foregoing to the contrary, no Common Share Equivalents shall receive the benefits of this Section
3.2 prior to the time such Common Share Equivalents are exercisable for or convertible or exchangeable into Common Shares and, in order to obtain the benefits of this Section 3.2, any such Common Share Equivalents in the form of options, warrants or other securities convertible or exchangeable into or exercisable for Common Shares must be exercised or cancelled prior to or simultaneously with the consummation of the sale pursuant to this Section 3.2.

                  (b) The provisions of this Section 3.2 shall terminate upon the consummation of a Qualified IPO.

         3.3      DRAG-ALONG RIGHTS.

        (a) Notwithstanding any other provision in this Article III, if one or more DLJ Parties (such DLJ Parties being referred to herein as the "Seller") propose to sell fifty percent (50%) or more of the Common Shares and Common Share Equivalents held by DLJ at the time of such sale ("Sale Shares") to a third party or parties which is not an Affiliate of DLJ (a "Third Party") pursuant to a Bona Fide Offer (as defined below), then Seller shall have the right, subject to the provisions of this Section 3.3, to require all other Parties that are not DLJ Parties (collectively, the "Co-Sellers") to include in such sale (a "Required Sale") all of the Common Shares and Common Share Equivalents held by the Co-Sellers (the "Co-Sellers' Shares") by delivering notice (the "Required Sale Notice") to such other Parties.

        (b) The Required Sale Notice shall set forth: (i) the date of such notice (the "Notice Date"), (ii) the name and address of the Third Party, (iii) the proposed amount and type of consideration to be paid per Common Shares for the Sale Shares (the "Sale Price"), and the terms and conditions of payment offered by the Third Party in reasonable detail, together with written proposals or agreements, if any, with respect thereto, (iv) the aggregate number of Sale Shares, (v) confirmation that Seller is selling fifty percent (50%) or more of the aggregate number of Fully-Diluted Common Shares then held by DLJ to a Third Party, and (vi) the proposed date of the Required Sale (the "Required Sale Date"), which shall be not less than 30 nor more than 180 days after the Notice Date.

        (c) The Co-Sellers shall cooperate in good faith with Seller in connection with consummating the Required Sale (including, without limitation, the giving of consents and the voting of any Common Shares of the Company held by the Co-Sellers to approve such Required Sale). On the Required Sale Date, the Co-Sellers shall deliver, free and clear of all liens, claims or encumbrances, a certificate or certificates and/or other instrument or instruments for all of its Common Shares and Common Share Equivalents, duly endorsed and in proper form for transfer, with the signature guaranteed, to such Third Party in the manner and at the address indicated in the Required Sale Notice and Seller shall cause each Co-Seller's share of the purchase price to be paid to such Co-Seller.

        (d) "Bona Fide Offer" shall mean an offer (whether in the form of a purchase of Common Shares, merger, recapitalization, or otherwise) for Common Shares.

        (e) In the event of any Required Sale, all Co-Sellers which hold Common Share Equivalents in the form of options, warrants or other securities convertible into or exercisable for Common Shares must exercise or cancel all such options, warrants or conversion or other rights prior to or simultaneously with the consummation of the Required Sale.

        (f) The provisions of this Section 3.3 shall terminate upon the consummation of a Qualified IPO.

        3.4 PROHIBITED TRANSFERS. Any purported transfer of Common Shares and/or Common Share Equivalents by a Party which is not permitted by the provisions of
Section 3.1, 3.2 or 3.3, or which is in violation of such provisions, shall be void and of no force and effect whatsoever.

        3.5 CERTAIN EVENTS NOT DEEMED TRANSFERS. Except as contemplated by
Section 3.3, in no event shall any of the following constitute a transfer of Common Shares for purposes of Section 3.1, 3.2 or 3.3 or be subject to the terms hereof: (a) an exchange, reclassification or other conversion of Common Shares into any cash, securities or other property pursuant to a merger, consolidation or recapitalization of the Company or any Subsidiary with, or a sale or transfer by the Company or any Subsidiary of all or substantially all its assets to, any Person or (b) a conversion of outstanding Common Share Equivalents into Common Shares in accordance with the terms thereof.

        3.6 TRANSFERS SUBJECT TO COMPLIANCE WITH SECURITIES ACT. No Common Shares may be transferred by a Party (other than pursuant to an effective registration statement under the Securities Act) unless such Party first delivers to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such transfer is not required to be registered under the Securities Act.

         3.7      PERMITTED TRANSFEREES.

        (a) Notwithstanding anything in this Agreement to the contrary, any DLJ Party or any Permitted Transferee may, without the consent of the Company or any of the Parties and without compliance with Section 3.1, 3.2 or 3.3, at any time transfer any or all of its Common Shares and Common Share Equivalents to one or more Permitted Transferees, so long as the transfer to such Person is not in violation of applicable federal or state securities laws, and such Person(s), by accepting such Common Shares and/or Common Share Equivalents, shall be deemed to have agreed to be bound by the terms of this Agreement on the same terms as DLJ generally. In the event that any DLJ Party or any Permitted Transferee transfers any Common Shares and/or Common Share Equivalents to any transferee other than a Permitted Transferee or any Person which is a Party to this Agreement, such Common Shares and/or Common Share Equivalents, as the case may be, shall thereafter be free from the restrictions set forth in this Agreement and no longer subject thereto and such transferee shall have no rights hereunder, and the definition of Party hereunder shall not include such transferee.

        (b) Notwithstanding anything in this Agreement to the contrary, upon the death of any Party who is a natural person, the transfer of any or all of its Common Shares and/or Common Share Equivalents to one or more of such Party's legatees, heirs or trustees of a testamentary trust, or to an executor or administrator of the estate of such deceased Party incident to guardianship or probate proceedings involving such estate shall not require the consent of the Company or any of the Parties and shall not be subject to compliance with
Section 3.1, 3.2, 3.3 or 3.4 so long as (i) such heir shall have agreed in writing to be bound by the terms of this Agreement and (ii) the transfer to such heir is not in violation of applicable federal or state securities laws.

        3.8 INDIVIDUAL HOLDERS TRANSFERS. Notwithstanding anything in this Agreement to the contrary, any Individual Holder or Permitted Individual Holder Transferee may, without the consent of the Company or any of the Parties and without compliance with Section 3.1, 3.2 or 3.3, at any time transfer any or all of its Common Shares and Common Share Equivalents to one or more Permitted Individual Holder Transferees or Individual Holders, so long as the transfer to such Person is not in violation of applicable federal or state securities laws, and such Person(s), by accepting such Common Shares and/or Common Share Equivalents, shall be deemed to have agreed to be bound by the terms of this Agreement (on the same terms as the Individual Holder). In the event that any Individual Holder or any Permitted Individual Holder Transferee transfers any Common Shares and/or Common Share Equivalents to any transferee other than a Permitted Individual Holder Transferee or any Person which is a Party to this Agreement in accordance with the terms of this Agreement, such Common Shares and/or Common Share Equivalents, as the case may be, shall thereafter be free from the restrictions set forth in this Agreement and no longer subject thereto and such transferee shall have no rights hereunder, and the definition of Party hereunder shall not include such transferee.

                                   ARTICLE IV

                             PIGGY-BACK REGISTRATION

        4.1 NOTICE; PIGGYBACK REGISTRATION. Subject to the provisions of this Agreement, if the Company proposes to file a registration statement under the Securities Act with respect to an offering of any equity securities by the Company for its own account or for the account of any of its equity holders (other than a registration statement on Form S-4 or Form S-8, or any substitute form that may be adopted by the SEC, or any registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders), then the Company shall give written notice of such proposed filing to the Parties (including any Permitted Individual Holder Transferees) as soon as practicable (but in no event less than 30 days before the anticipated effective date of such registration statement), and such notice shall offer such Persons the opportunity to register such number of Registrable Securities as each such Person may request (a "Piggyback Registration"). Subject to Sections 4.2, 4.3, 4.4, 4.5 and 4.6 hereof, the Company shall include in each such Piggyback Registration all Registrable Securities requested to be included in the registration for such offering. Each such holder of Registrable Securities shall be permitted to withdraw all or part of such holder's Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

        4.2 SELECTION OF UNDERWRITERS. DLJ Partners II shall, for a period of thirty (30) days after the receipt by DLJ Partners II of Notice of a Piggyback Registration, have the right, but not the obligation, to designate, in its sole and absolute discretion, the book-running managing Underwriter with respect to the Piggyback Registration or any other underwritten public offering of Registrable Securities or other securities of the Company (the "Managing Underwriter") and shall, in consultation with the Company, select such additional Underwriters to be used in connection with the offering, if any, unless, at the time the Company takes the necessary corporate action to approve the filing of the registration statement, DLJ and Permitted Transferees collectively do not beneficially own at least five percent (5%) of the Fully-Diluted Common Shares. In the event that DLJ Partners II exercises such right by notifying the Company thereof, DLJ Partners II shall select, upon consultation with the Company, one or more co-managers for each such offering if DLJ Partners II, in its sole discretion, shall determine that any be necessary, and the underwriting fees related to any such offering shall be allocated among any such co-managers in such proportions as DLJ Partners II shall determine. The Managing Underwriter's compensation for such services will be at market rates subject to the type and size of the offering. In the event of any such offering, the Managing Underwriter and the Company will enter into an agreement appropriate to the circumstances, containing provisions for, among other things, compensation, indemnification, contribution, and representations and warranties, which are usual and customary for similar agreements entered into by the Managing Underwriter or other investment bankers of national standing acting in similar transactions. The Managing Underwriter shall have no obligation to act as underwriter or dealer-manager to the Company or to purchase any securities of the Company, except to the extent that such obligations arise out of an underwriting agreement or dealer-manager agreement, as the case may be, with respect to a particular offering executed and delivered by both the Managing Underwriter and the Company. In the event that DLJ and Permitted Transferees collectively do not beneficially own at least five percent (5%) of the Fully-Diluted Common Shares at the time the Company takes the necessary corporate action to approve the filing of the registration statement, or DLJ Partners II does not exercise such right within such thirty (30) day period by notifying the Company thereof, the Company shall select the book-running managing Underwriter and such additional Underwriters to be used in connection with the offering.

        4.3 UNDERWRITERS' CUT-BACKS. The Company shall use all commercially reasonable efforts to cause the Managing Underwriter or any other managing Underwriter of a proposed underwritten offering, as the case may be, to permit the Registrable Securities requested to be included in the registration statement for such offering under Section 4.1 or pursuant to other piggyback registration rights, if any, granted by the Company ("Piggyback Securities") to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, the Company shall not be required to include any Party's Piggyback Securities in such offering unless such Party accepts the terms of the underwriting agreement between the Company and the Managing Underwriter (or other managing Underwriter) or Underwriters, and otherwise complies with the provisions of Section 4.4 below. If the managing Underwriter or Underwriters of a proposed underwritten offering advise the Company in writing that in their opinion the total amount of securities, including Piggyback Securities, to be included in such offering is sufficiently large to potentially impede or interfere with the offering, then in such event the securities to be included in such offering shall be allocated first to the Company and then, to the extent that any additional securities can, in the opinion of such managing Underwriter or Underwriters, be sold without any such potential to impede or interfere with the offering, pro rata among the holders of Piggyback Securities on the basis of the number of Registrable Securities requested to be included in such registration by each such holder.

        4.4 PARTICIPATION. No Party may participate in any underwritten registration under this Article IV unless such Party (a) agrees to sell such Party's Registrable Securities on the basis provided in any underwriting arrangements approved by the Person entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement and (c) if requested by another Person participating in such underwritten registration, provides that all securities convertible or exchangeable into Common Shares that are included in such underwritten registration shall be so converted or exchanged on or prior to the consummation thereof.

        4.5 TERMINATION BY THE COMPANY. Notwithstanding anything herein to the contrary, at any time prior to the effectiveness of any registration statement filed pursuant hereto, the Company shall have the right, in its sole and absolute discretion, not to proceed with the registration of any securities pursuant to such registration statement and, in the event that the Company exercises such right, no holder of Registrable Securities shall have any right to require the Company to register any such Registrable Securities except in accordance with the express provisions of this Agreement.

        4.6 LOCK-UP LETTERS. Each holder of Registrable Securities (whether or not such Registrable Securities are included in a registration statement pursuant hereto) agrees to execute a written agreement not to effect any public sale or distribution of the issue being registered or of any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during the 180-day period beginning on the effective date of a registration statement filed pursuant hereto except as part of such registration if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the Managing Underwriter or managing Underwriter or Underwriters, as the case may be, in the case of an underwritten public offering.

                                    ARTICLE V

                             REGISTRATION PROCEDURES

         5.1      PROCEDURES.

        (a) The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with any registration. Notwithstanding anything herein to the contrary, the Company shall have the right to exclude from any offering the Registrable Securities of any Selling Holder who does not comply with the provisions of the immediately preceding sentence.

        (b) Each Selling Holder agrees that, (i) upon receipt of any notice from the Company of the happening of any event which makes any statement made in a registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.1(b)(i) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies, then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 5.1(b)(i) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 5.1(b)(i) hereof.

        5.2 REGISTRATION EXPENSES. In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses (the "Registration Expenses"): (a) all registration and filing fees (including, without limitation, with respect to filings to be made with the National Association of Securities Dealers, Inc.), (b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (c) printing expenses, (d) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (e) the fees and expenses incurred in connection with the listing on an exchange of the Registrable Securities if the Company shall choose to list such Registrable Securities, (f) fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company, (g) the fees and expenses of any special experts retained by the Company in connection with such registration, and (h) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Rule 2720(c) of the National Association of Securities Dealers, Inc. The Company shall not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities or, except as provided by clause (b) or (h) above, any out-of-pocket expenses of the Selling Holders (or the agents who manage their accounts) or the fees and disbursements of counsel for any Underwriter.

        5.3 DEFERRAL. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be obligated to prepare and file, or cause to become effective, any registration statement pursuant to this Agreement at any time when, in the good faith judgment of the Board of Directors, the filing thereof at the time requested or the effectiveness thereof after filing should be delayed to permit the Company to include in the registration statement the financial statements of the Company (and any required audit opinion thereon) for the then immediately preceding fiscal year or fiscal quarter, as the case may be. The filing of a registration statement by the Company cannot be deferred pursuant to the provisions of the immediately preceding sentence beyond the time that such financial statements (or any required audit opinion thereon) would be required to be filed with the SEC as part of the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, if the Company were then obligated to file such reports. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be obligated to cause a registration statement previously filed pursuant hereto to become effective, and may suspend sales by the Parties of Registrable Securities under any registration that has previously become effective, at any time when, in the good faith judgment of the Board of Directors, it reasonably believes that the effectiveness of such registration statement or the offering of securities pursuant thereto would materially adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, reorganization or similar transaction or negotiations, discussions or pending proposals with respect thereto; provided that deferrals pursuant to this sentence shall not exceed, in the aggregate, 120 days in any calendar year. The filing of a registration statement, or any amendment or supplement thereto by the Company cannot be deferred, and the rights of holders of Registrable Securities to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the immediately preceding sentence, for more than 15 days after the abandonment or consummation of any of the foregoing proposals or transactions or, in any event, for more than 30 days after the date of the determination of the Board of Directors pursuant to the immediately preceding sentence of this Section 5.3.

                                   ARTICLE VI

                                   TERMINATION

        6.1 TERMINATION. This Agreement shall terminate upon the earlier of (i) the dissolution, liquidation or winding-up of the Company or (ii) the date on which DLJ and all Permitted Transferees collectively are no longer the beneficial owner of at least five percent (5%) of the Fully-Diluted Common Shares. A Person who ceases to hold any Common Shares or Common Share Equivalents and who ceases to beneficially own any Common Shares or Common Share Equivalents shall cease to be a Party and shall have no further rights or obligations under this Agreement.

                                   ARTICLE VII

                                  MISCELLANEOUS

        7.1 AMENDMENT. Any provision of this Agreement may be altered, supplemented, amended, or waived only by the written consent of each of (i) the Company and (ii) all of the Parties, except that any Party may unilaterally waive any of its rights hereunder so long as such waiver is in writing.

        7.2 SPECIFIC PERFORMANCE. The Parties and the Company recognize that the obligations imposed on them in this

Agreement are special, unique, and of extraordinary character, and that in the event of breach by any party, damages will be an insufficient remedy; consequently, it is agreed that the Parties and the Company may have specific performance and injunctive relief (in addition to damages) as a remedy for the enforcement hereof, without proving damages.

        7.3 ASSIGNMENT. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties and the Company. No such assignment shall relieve the assignor from any liability hereunder. Any purported assignment made in violation of this Section 7.3 shall be void and of no force and effect.

        7.4 SHARES SUBJECT TO THIS AGREEMENT. All Common Shares and Common Share Equivalents now owned or hereafter acquired by any of the Parties shall be subject to, and entitled to the benefits of, the terms of this Agreement.

        7.5 LEGENDS.

        (a) Each certificate for Common Shares and Common Share Equivalents held by any Person a party hereto shall include a legend in substantially the following form:

                  THIS SECURITY IS SUBJECT TO CERTAIN VOTING AGREEMENTS, RESTRICTIONS ON TRANSFER, AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF JULY 16, 1997, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

        (b) A restriction on transfer of Common Shares set forth in such legend (a "Restriction") shall cease and terminate as to any particular Common Shares when, in the opinion of the Company and counsel reasonably satisfactory to the Company (which opinion shall be delivered to the Company in writing), such Restriction is no longer required. Whenever such Restriction shall cease and terminate as to any Common Shares, the holder thereof shall be entitled to receive from the Company, without expense to such holder, new certificate(s) not bearing a legend stating such Restriction.

        7.6 NOTICES. Any and all notices, designations, consents, offers, acceptances or other communications provided for herein (each a "Notice") shall be given in writing by overnight courier, telegram or telecopy which shall be addressed, or sent, to the respective addresses as follows (or such other address as the Company or any Party may specify to the Company and all other Parties by Notice):

THE COMPANY:

WGL Holdings, Inc.
10,000 Wehrle Drive
Clarence, New York 14031
Attention: President
Telecopy No.: (716) 759-5527

DLJ PARTIES:

DLJ PARTNERS II
DLJ Merchant Banking Partners II, L.P.
277 Park Avenue
New York, New York 10172
Attention: Nicole Arnaboldi/Ivy Dodes
Telecopy No.:     (212) 892-7272

DLJ FUNDING II
DLJMB Funding II, Inc.
277 Park Avenue
New York, New York 10172
Attention: Nicole Arnaboldi/Ivy Dodes
Telecopy No.:     (212) 892-7272

DLJ PARTNERS II-A
DLJ Merchant Banking Partners II-A, L.P.
277 Park Avenue
New York, New York 10172
Attention: Nicole Arnaboldi/Ivy Dodes
Telecopy No.:     (212) 892-7272

DIVERSIFIED PARTNERS
DLJ Diversified Partners, L.P.
277 Park Avenue
New York, New York 10172
Attention: Ivy Dodes/Nicole Arnaboldi
Telecopy No.:     (212) 892-7272

DIVERSIFIED PARTNERS-A
DLJ Diversified Partners-A, L.P.
277 Park Avenue
New York, New York 10172
Attention: Ivy Dodes/Nicole Arnaboldi
Telecopy No.:     (212) 892-7272

MILLENNIUM PARTNERS
DLJ Millennium Partners, L.P.
c/o DLJ Merchant Banking II, Inc.
277 Park Avenue
New York, New York 10172
Attention: Ivy Dodes/Nicole Arnaboldi
Telecopy No.:  (212) 892-7272

FIRST ESC
DLJ First ESC L.L.C.
c/o DLJ LBO Plans Management Corporation
277 Park Avenue
New York, New York 10172
Attention: Ivy Dodes/Nicole Arnaboldi
Telecopy No.:     (212) 892-7272

OFFSHORE PARTNERS II
DLJ Offshore Partners II, C.V.
c/o DLJ Offshore Management N.V.
John B. Gorsiraweg 14
Willemstad, Curacao
Netherlands, Antilles
Telecopy No.:  011-59-99-614-129

EAB PARTNERS
DLJ EAB Partners, L.P.
c/o DLJ LBO Plans Management Corporation
277 Park Avenue
New York, NY 10172
Attention: Ivy Dodes/Nicole Arnaboldi
Telecopy No.:  (212) 892-7272

UK PARTNERS
UK Investment Plan 1997 Partners
2121 Avenue of the Stars
Fox Plaza, Suite 3000
Los Angeles, CA 90067
Attention: Osamu Watanabe
Telecopy No.:  (310) 282-6178

in each case with a copy to:

Steven D. Rubin, Esq.
Weil, Gotshal & Manges LLP
700 Louisiana, Suite 1600
Houston, Texas 77002
Telecopy No.:     (713) 224-9511

EACH OTHER PARTY:

To such address or telecopy number of such Party as is set forth on SCHEDULE I hereto or as such Party provides by Notice to the Company and all other Parties or, if such address is not so provided, to such Party's address as is reflected on the stock transfer records of the Company at such time.

All Notices shall be deemed effective and received (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (b) if given by overnight courier, on the business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or (c) if given by telegram, when such Notice is delivered at the address specified above. No Party shall be entitled to receive a Notice hereunder (or a copy of a Notice delivered to the Company) if, at the time such Notice is to be sent, such Party (including its Affiliates and the employees of such Party and its Affiliates) no longer owns any Common Shares.

        7.7 CONFIDENTIALITY. The Parties shall, and shall cause their respective officers, directors, employees and agents and the respective subsidiaries and Affiliates of the Parties and their respective officers, directors, employees and agents to, hold confidential and not use in any manner detrimental to the Company or any of its Subsidiaries all information they may have or obtain concerning the Company or any of its Subsidiaries and their respective assets, business, operations or prospects ("Confidential Information"); PROVIDED, HOWEVER, that the foregoing shall not apply to (a) information that is or becomes generally available to the public other than as a result of a disclosure by a Party or any of its employees, agents, accountants, legal counsel or other representatives, (b) information that is or becomes available to a Party or any of its employees, agents, accountants, legal counsel or other representatives on a nonconfidential basis prior to its disclosure by the Company or its employees, agents, accountants, legal counsel or other representatives, and

(c) information that is required to be disclosed by a Party or any of its employees, agents, accountants, legal counsel or other representatives as a result of any applicable law, rule or regulation of any governmental authority or stock exchange. If any Party desires to sell Common Shares and in connection with such potential sale desires to disclose information regarding the Company to the potential purchaser in such sale which it is not permitted to disclose pursuant to the preceding sentence, such Party shall notify the Company of such Party's desire to disclose such information and shall identify the potential purchaser in such notification. The Company may require any such potential purchaser of Common Shares to enter into a confidentiality agreement with respect to Confidential Information on customary terms used in confidentiality agreements in connection with corporate acquisitions.

        7.8 EXCLUSIVE FINANCIAL ADVISOR AND INVESTMENT BANKING ADVISOR. During the five-year period beginning on the date hereof, DLJSC, or any Affiliate of DLJSC that DLJ Partners II or DLJSC may choose, in their sole and absolute discretion, shall be engaged as the exclusive financial and investment banking advisor for the Company and its subsidiaries pursuant to the terms of an agreement substantially in the form of the agreement attached hereto as EXHIBIT A hereto.

        7.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts and each counterpart shall be deemed to be an original and all such counterparts together shall constitute one and the same agreement of the parties hereto.

        7.10 SECTION HEADINGS. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

        7.11 CHOICE OF LAW. This Agreement, including, without limitation, the interpretation, construction, validity and enforceability thereof, shall be governed by the internal laws of the State of New York including Section 5-1401 of the General Obligations Law of the State of New York without regard to the principles of conflict of laws thereof.

        7.12 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

        7.13 CUMULATIVE RIGHTS. The rights of the Parties and the Company under this Agreement are cumulative and in addition to all similar and other rights of the parties under other agreements.

        7.14 SEVERABILITY. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        7.15 SUBMISSION TO JURISDICTION. (a) Any legal action or proceeding with respect to this Agreement, the Common Shares or any document related thereto may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, the Company and each Party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

        (b) The Company and each Party irrevocably consent to the service of process of any of the aforesaid courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company or such Party, respectively, at its address provided herein or on
SCHEDULE I, as the case may be.

        (c) Nothing contained in this Section 7.15 shall affect the right of any party hereto to serve process in any other manner permitted by law.

        7.16 WAIVER OF JURY TRIAL. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, any Common Shares or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

                   [SIGNATURES CONTAINED ON SUCCEEDING PAGES]

        IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date first above written.


                                 WGL Holdings, Inc.


                                 By: /S/ Edward Voboril
                                     ------------------------------------------
                                     Edward F. Voboril
                                     President and Chief Executive Officer

                                 DLJ MERCHANT BANKING PARTNERS II, L.P.

                                     By: DLJ MERCHANT BANKING II, INC.
                                         Managing General Partner

                                     By:/s/ David M. Wittels
                                        ---------------------------------------
                                     Name: David M. Wittels
                                          -------------------------------------
                                     Title: Attorney-in-Fact
                                           ------------------------------------

                                 DLJMB FUNDING II, INC.

                                     By: /s/ David M. Wittels
                                         --------------------------------------
                                     Name: David M. Wittels
                                           ------------------------------------
                                     Title: Attorney-in-Fact
                                           ------------------------------------


                                 DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                                     By:  DLJ MERCHANT BANKING II, INC.
                                          Managing General Partner

                                     By: /s/ David M. Wittels
                                         --------------------------------------
                                     Name: David M. Wittels
                                           ------------------------------------
                                     Title: Attorney-in-Fact
                                            -----------------------------------

                                 DLJ DIVERSIFIED PARTNERS, L.P.

                                     By:   DLJ DIVERSIFIED PARTNERS, INC.


                                     By: /s/ David M. Wittels
                                         --------------------------------------
                                     Name: David M. Wittels
                                          -------------------------------------
                                     Title: Attorney-in-Fact
                                           ------------------------------------


                                 DLJ DIVERSIFIED PARTNERS-A, L.P.

                                     By:   DLJ DIVERSIFIED PARTNERS, INC.

                                     By: /s/ David M. Wittels
                                         --------------------------------------
                                     Name: David M. Wittels
                                          -------------------------------------
                                     Title: Attorney-in-Fact
                                           ------------------------------------


                                 DLJ MILLENNIUM PARTNERS, L.P.

                                     By:   DLJ MERCHANT BANKING II, INC.

                                     By: /s/ David M. Wittels
                                         --------------------------------------
                                     Name: David M. Wittels
                                          -------------------------------------
                                     Title: Attorney-in-Fact
                                           ------------------------------------


                                 DLJ FIRST ESC L.L.C.

                                     By:  DLJ LBO PLANS MANAGEMENT
                                            CORPORATION
                                          As Manager

                                     By: /s/ David M. Wittels
                                         --------------------------------------
                                     Name: David M. Wittels
                                          -------------------------------------
                                     Title: Attorney-in-Fact
                                           ------------------------------------

                                 DLJ OFFSHORE PARTNERS II, C.V.

                                     By: DLJ MERCHANT BANKING II, INC.
                                          Managing General Partner

                                     By: /s/ David M. Wittels
                                         --------------------------------------
                                     Name: David M. Wittels
                                          -------------------------------------
                                     Title: Attorney-in-Fact
                                           ------------------------------------


                                 DLJ EAB PARTNERS, L.P.

                                     By:  DLJ LBO PLANS MANAGEMENT CORPORATION

                                     By: /s/ David M. Wittels
                                         --------------------------------------
                                     Name: David M. Wittels
                                          -------------------------------------
                                     Title: Attorney-in-Fact
                                           ------------------------------------


                                 UK INVESTMENT PLAN 1997 PARTNERS

                                     By:      DONALDSON, LUFKIN & JENRETTE, INC.

                                     By: /s/ David M. Wittels
                                         --------------------------------------
                                     Name: David M. Wittels
                                          -------------------------------------
                                     Title: Attorney-in-Fact
                                           ------------------------------------

                                    /s/ Warren D. Greatbatch
                                    --------------------------------------------
                                    Warren D. Greatbatch

                                    /s/ Ami A. Greatbatch
                                    --------------------------------------------
                                    Ami A. Greatbatch

                                    /s/ Peter N. Greatbatch
                                    --------------------------------------------
                                    Peter N. Greatbatch

                                    /s/ Michele A. Greatbatch
                                    --------------------------------------------
                                    Michele A. Greatbatch

                                    /s/ Kenneth A. Greatbatch
                                    --------------------------------------------
                                    Kenneth A. Greatbatch

                                    /s/ Sharon H. Greatbatch
                                    --------------------------------------------
                                    Sharon H. Greatbatch

                                    /s/ Lawrence A. Maciariello
                                    --------------------------------------------
                                    Lawrence A. Maciariello

                                    /s/ Anne K. Maciariello
                                    --------------------------------------------
                                    Anne K. Maciariello

                                    /s/ Ericka Dee Greatbatch
                                    --------------------------------------------
                                    Ericka Dee Greatbatch

                                    /s/ Eleanor F. Greatbatch
                                    --------------------------------------------
                                    Eleanor F. Greatbatch

                                    /s/ Wilson Greatbatch
                                    --------------------------------------------
                                    Wilson Greatbatch

                                   SCHEDULE I

         This Schedule I is a part of and is incorporated into that certain letter agreement (together, the "Agreement") dated July 10, 1997 by and between WGL Holdings, Inc. (which together with its subsidiaries is hereinafter referred to as the "Company") and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ").

         The Company will indemnify and hold harmless DLJ and its affiliates, and the respective directors, officers, agents and employees of DLJ and its affiliates (other than the Company) (DLJ and each such entity or person, an "Indemnified Person"), from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, "Liabilities"), and will reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of counsel) (collectively, "Expenses") as they are incurred in investigating, preparing, pursuing or defending any claim, action, proceeding or investigation, whether or not in connection with pending or threatened litigation and whether or not any Indemnified Person is a party (collectively, "Actions"), arising out of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions; provided that the Company will not be responsible for any Liabilities or Expenses of any Indemnified Person that are determined by a judgment of a court of competent jurisdiction which is no longer subject to appeal or further review to have resulted solely from such Indemnified Person's gross negligence or willful misconduct in connection with any of the advice, actions, inactions or services referred to above. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person's rights under this Agreement (including, without limitation, its rights under this Schedule I).

         Upon receipt by an Indemnified Person of actual notice of an Action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure so to notify the Company shall not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise, except to the extent the Company shall have been materially prejudiced by such failure. The Company shall, if requested by DLJ, assume the defense of any such Action including the employment of counsel reasonably satisfactory to DLJ. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such Action (including any impleaded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the Company; provided that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel in connection with any Action in the same jurisdiction, in addition to any local counsel. The Company shall not be liable for any settlement of any Action effected without its written consent. In addition, the Company will not, without prior written consent of DLJ, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified

Person is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such Action.

         In the event the foregoing indemnity is unavailable to an Indemnified Person [other than] in accordance with this Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company and its shareholders, on the one hand, and to DLJ, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by the applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and DLJ, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by DLJ pursuant to the Agreement. For purposes of this paragraph, the relative benefits to the Company and its shareholders, on the one hand, and to DLJ, on the other hand, of the matters contemplated by the Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid or received or contemplated to be received by the Company or the Company's shareholders, as the case may be, in the transaction or transactions that are within the scope of the Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid or to be paid to DLJ under the Agreement.

         The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Company that are determined by a judgment of a court of competent jurisdiction which is no longer subject to appeal or further review to have resulted solely from such Indemnified Person's gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

         The reimbursement, indemnity and contribution obligations of the Company set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person's services under or in connection with, this Agreement.

                                   SCHEDULE I

                               INDIVIDUAL HOLDERS

Warren D. Greatbatch
Address: 200 Atlantic Street
         Islamorada, FL 33036
Telecopy No.:     (305) 664-0027

Ami A. Greatbatch
address: 200 Atlantic Street
         Islamorada, FL 33036
Telecopy No.:     (305) 664-0027

Peter N. Greatbatch
Address: 11778 Buckwheat Road
         Alden, NY 14004
Telecopy No.:     (716) 542-3496

Michele A. Greatbatch
Address: 11778 Buckwheat Road
         Alden, NY 14004
Telecopy No.:     (716) 542-3496

Kenneth A. Greatbatch
Address: 98 Forest Avenue
         West Swanzey, NH 03469
Telecopy No.:     (603) 358-5187

Sharon H. Greatbatch
Address: 98 Forest Avenue
         West Swanzey, NH 03469
Telecopy No.:     (603) 358-5187

Lawrence A. Maciariello
Address: 8451-3 Gardens Circle
         Sarasota, FL 34243
Telecopy No.:     (941) 351-5676

Anne K. Maciariello
Address: 8451-3 Gardens Circle
         Sarasota, FL 34243
Telecopy No.:     (941) 351-5676

Ericka Dee Greatbatch
Address: 41 Pleasant Street; Unit 1
         Somersworth, NH 03878
Telecopy No.:     (603) 692-6011

Eleanor F. Greatbatch
Address: 5935 Davison Road
         Akron, NY 14001
Telecopy No.:     (716) 741-4304

Wilson Greatbatch
Address: 5935 Davison Road
         Akron, NY 14001
Telecopy No.:     (716) 741-4304

Date:  Oct 10, 1997          /s/ Jack A. Belstadt
      ----------------    ------------------------------------
                                 Jack A. Belstadt

Date:  Oct 24, 1997          /s/ Tim H. Belstadt
      ----------------    ------------------------------------
                                 Tim H. Belstadt

Date:  Oct 21, 1997          /s/ Richard J. Boos
      ----------------    ------------------------------------
                                 Richard J. Boos

Date:  Oct 17, 1997          /s/ Susan M. Bratton
      ----------------    ------------------------------------
                                 Susan M. Bratton

Date:  Oct 16, 1997          /s/ William H. Bruns
      ----------------    ------------------------------------
                                 William H. Bruns

Date:  Oct 15, 1997          /s/ Curtis A. Cashmore
      ----------------    ------------------------------------
                                 Curtis A. Cashmore

Date:  Oct 16, 1997          /s/ William D. K. Clark
      ----------------    ------------------------------------
                                 William D. K. Clark

Date:  Oct 09, 1997          /s/ Larry T. DeAngelo
      ----------------    ------------------------------------
                                 Larry T. DeAngelo

Date:  Nov 04, 1997          /s/ Steven J. Ebel
      ----------------    ------------------------------------
                                 Steven J. Ebel

Date:  Oct 09, 1997          /s/ Douglas P. Eberhard
      ----------------    ------------------------------------
                                 Douglas P. Eberhard

Date:  Nov 06, 1997          /s/ Gayle E. Fairchild
      ----------------    ------------------------------------
                                 Gayle E. Fairchild

Date:  Nov 03, 1997          /s/ Stuart S. Ferguson
      ----------------    ------------------------------------
                                 Stuart S. Ferguson

Date:  Oct 21, 1997          /s/ John T. Fordyce
      ----------------    ------------------------------------
                                 John T. Fordyce

Date:  Oct 09, 1997          /s/ Frank J. Forkl, Jr.
      ----------------    ------------------------------------
                                 Frank J. Forkl, Jr.

Date:  Oct 18, 1997          /s/ Dominick J. Frustaci
      ----------------    ------------------------------------
                                 Dominick J. Frustaci

Date:  Oct 12, 1997          /s/ Christine A. Frysz
      ----------------    ------------------------------------
                                 Christine A. Frysz

Date:  Oct 30, 1997          /s/ Richard M. Garlapow
      ----------------    ------------------------------------
                                 Richard M. Garlapow

Date:   Oct 08, 1997         /s/ Robert W. Hammell
      ----------------    ------------------------------------
                                 Robert W. Hammell

Date:   Nov 05, 1997         /s/ Curtis F. Holmes
      ----------------    ------------------------------------
                                 Curtis F. Holmes

Date:   Oct 10, 1997         /s/ Robert C. Jackson
      ----------------    ------------------------------------
                                 Robert C. Jackson

Date:   Oct 13, 1997         /s/ Ricky S. Kline
      ----------------    ------------------------------------
                                 Ricky S. Kline

Date:   Oct 30, 1997         /s/ Authur J. Lalonde
      ----------------    ------------------------------------
                                 Authur J. Lalonde

Date:   Oct 14, 1997         /s/ Randolph A. Leishing
      ----------------    ------------------------------------
                                 Randolph A. Leishing

Date:   Nov 05, 97           /s/ Bruce E. Meyer
      ----------------    ------------------------------------
                                 Bruce E. Meyer

Date:   Oct 10, 1997         /s/ Richard W. Mott
      ----------------    ------------------------------------
                                 Richard W. Mott

Date:   Oct 13, 1997         /s/ Charles L. Mozeko
      ----------------    ------------------------------------
                                 Charles L. Mozeko

Date:   Oct 21, 1997         /s/ Barry C. Muffoletto
      ----------------    ------------------------------------
                                 Barry C. Muffoletto

Date:   Oct 16, 1997         /s/ Michael R. Nowaczyk
      ----------------    ------------------------------------
                                 Michael R. Nowaczyk

Date:   Oct 23 1997          /s/ William M. Paulot
      ----------------    ------------------------------------
                                 William M. Paulot

Date:   Oct 09, 1997         /s/ Joseph M. Probst
      ----------------    ------------------------------------
                                 Joseph M. Probst

Date:   Oct 15, 1997         /s/ Michael F. Pyszczek
      ----------------    ------------------------------------
                                 Michael F. Pyszczek

Date:   Oct 29, 1997         /s/ Janice E. Remigio
      ----------------    ------------------------------------
                                 Janice E. Remigio

Date:   Oct 14, 1997         /s/ Robert C. Rusin
      ----------------    ------------------------------------
                                 Robert C. Rusin

Date:   Oct 19, 1997         /s/ Gary J. Sfeir
      ----------------    ------------------------------------
                                 Gary J. Sfeir

Date:   Oct 31, 1997         /s/ Robert W. Siegler
      ----------------    ------------------------------------
                                 Robert W. Siegler

Date:   Oct 20, 1997         /s/ Joseph E. Spaulding
      ----------------    ------------------------------------
                                 Joseph E. Spaulding

Date:   Oct 11, 1997         /s/ Esther S. Takeuchi
      ----------------    ------------------------------------
                                 Esther S. Takeuchi

Date:   Oct 09, 1997         /s/ Mark Visbisky
      ----------------    ------------------------------------
                                 Mark Visbisky

Date:   Oct 03, 1997         /s/ Edward F. Voboril
      ----------------    ------------------------------------
                                 Edward F. Voboril

Date:   Oct 20, 1997         /s/ Robert C. Wiegand
      ----------------    ------------------------------------
                                 Robert C. Wiegand

Date:   Oct 24, 1997         /s/ Tim H. Belstadt
      ----------------    ------------------------------------
                                 Tim H. Belstadt

Date:   Oct 17, 1997         /s/ Susan M. Bratton
      ----------------    ------------------------------------
                                 Susan M. Bratton

Date:   Nov 05, 1997         /s/ Curtis F. Holmes
      ----------------    ------------------------------------
                                 Curtis F. Holmes

Date:   Oct 12, 1997         /s/ Larry T. DeAngelo
      ----------------    ------------------------------------
                                 Larry T. DeAngelo

Date:   Oct 30, 1997         /s/ Arthur J. Lalonde
      ----------------    ------------------------------------
                                 Arthur J. Lalonde

Date:   Oct 27, 1997         /s/ Richard W. Mott
      ----------------    ------------------------------------
                                 Richard W. Mott

Date:   Oct 13, 1997         /s/ Edward F. Voboril
      ----------------    ------------------------------------
                                 Edward F. Voboril

                             ADDENDUM TO SCHEDULE I

                               INDIVIDUAL HOLDERS

Tim H. Belstadt
Address:     452 East Stenzil Street
             North Tonawanda, NY 14120
Telephone: (716) 692-2194

Susan M. Bratton
Address:     1621 North Forest Road
             Williamsville, NY 14221
Telephone: (716) 689-6859

Larry T. DeAngelo
Address:     6060 Whitegate Crossing
             East Amherst, NY 14051
Telephone: (716) 689-1795

Curtis F. Holmes
Address:     8125 Centre Lane
             East Amherst, NY 14051
Telephone: (716) 741-2537

Arthur J. Lalonde
Address:     208 Summit Avenue
             Buffalo, NY 14214
Telephone: (716) 838-4043

Richard W. Mott
Address:     8546 Quincy Court
             East Amherst, NY 14051
Telephone: (716) 741-8647

Edward F. Voboril
Address:     33 Four Winds Way
             Amherst, NY 14226
Telephone: (716) 832-2297

Jack A. Belstadt
Address:     6046 Townline Road
             Lockport, NY 14094
Telephone: (716) 693-8586

Richard J. Boos
Address:     4571 Budd Road
             Cambria, NY 14094
Telephone: (716) 433-1749

William H. Bruns
Address:     43 Chipman Place
             North Tonawanda, NY 14120
Telephone: (716) 694-7961

Curtis A. Cashmore
Address:     4690 Margaret Drive
             Clarence, NY 14031
Telephone: (716) 759-6550

William D. K. Clark
Address:     8175 Clarherst Drive
             East Amherst, NY 14051
Telephone: (716) 741-9124

Steven J. Ebel
Address:     9635 Keller Road
             Clarence Center, NY 14032
Telephone: (716) 741-4015

Douglas P. Eberhard
Address:     2151 Harvey Road
               Grand Island, NY 14072
Telephone: (716) 773-6198

Gayle E. Fairchild
Address:     5048 Alexander Drive
             Clarence, NY 14031
Telephone: (716) 759-6868

Stuart S. Ferguson
Address:     8020 Clarence Center Road
             East Amherst, NY 14051
Telephone: (716) 636-6034

John T. Fordyce
Address:     249 Countryside Lane
             Williamsville, NY 14221
Telephone: (716) 688-0371

Frank J. Forkl, Jr.
Address:     4270 Fairfield Drive
             Clarence, NY 14221
Telephone: (716) 632-8114

Dominick J. Frustaci
Address:     53 Lehn Springs Drive
             Williamsville, NY 14221
Telephone: (716) 626-0906

Christine A. Frysz
Address:     31 Britannia Drive
             East Amherst, NY 14051
Telephone: (716) 688-4473

Richard M. Garlapow
Address:     1495 W. River Road
             Grand Island, NY 14072
Telephone: (716) 773-2623

Robert W. Hammell
Address:     9 Monta Vista Court
             East Amherst, NY 14051
Telephone: (716) 636-1502

Robert C. Jackson
Address:     4660 Boncrest West
             Williamsville, NY 14221
Telephone: (716) 634-9885

Ricky S. Kline
Address:     5234 Randolph Street
             Sanborn, NY 14132
Telephone: (716) 434-5198

Randolph A. Leising
Address:     35 Edward Street
             Williamsville, NY 14221
Telephone: (716) 634-3065

Bruce E. Meyer
Address:     128 Hirschfield Drive
             Williamsville, NY 14221
Telephone: (716) 632-2026

Charles L. Mozeko
Address:     253 Pryor Avenue
             Tonawanda, NY 14150
Telephone: (716) 835-7749

Barry C. Muffoletto
Address:     11747 Buckwheat Road
             Alden, NY 14004
Telephone: (716) 937-3199

Michael R. Nowaczyk
Address:     6830 Omphalius Road
             Colden, NY 14033
Telephone: (716) 941-9128

William M. Paulot
Address:     131 Siebert Road
             Lancaster, NY 14086
Telephone: (716) 683-0238

Joseph M. Probst
Address:     188 Seabrook
             Williamsville, NY 14221
Telephone: (716) 634-7659

Michael F. Pyszczek
Address:     8055 Lake Road
             LeRoy, NY 14482
Telephone: (716) 768-4579

Janice E. Remigio
Address:     97 Mullen Street
             Tonawanda, NY 14150
Telephone: (716) 693-7561

Robert C. Rusin
Address:     9125 Hillview Drive
             Clarence, NY 14031
Telephone: (716) 741-9796

Gary J. Sfeir
Address:     8850 Woodside Drive
             Clarence, NY 14031
Telephone: (716) 741-2223

Robert W. Siegler
Address:     6 Fawnwood Drive
             Williamsville, NY 14221
Telephone: (716) 688-1460

Joseph E. Spaulding
Address:     147 Irving Terrace
             Tonawanda, NY 14223
Telephone: (716) 877-6297

Esther S. Takeuchi
Address:     38 San Rafael Court
             East Amherst, NY 14051
Telephone: (716) 639-7532

Mark Visbisky
Address:     123 St. Boniface Road
             Cheektowaga, NY 14225
Telephone: (716) 895-4691

Gary R. Whitcher
Address:     189 Breezewood Commons
             East Amherst, NY 14051
Telephone: (716) 688-7417

Robert C. Weigand
Address:     5601 William Street
             Lancaster, NY 14086
Telephone: (716) 684-7464